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                           AIM TAX-EXEMPT FUNDS, INC.

                         AIM HIGH INCOME MUNICIPAL FUND


                       Supplement dated January 13, 1998
                    to the Prospectus dated January 2, 1998


The information set forth under the heading "Annual Fund Operating Expenses (as a % of average net assets)" in the Table of Fees and Expenses on page 4 of the Prospectus is revised as follows:

"                                                                   Class A    Class B   Class C
                                                                    -------    -------   -------
Annual Fund Operating Expenses (as a % of average net assets)
         Management fees (after fee waivers)....................    0.00%**    0.00%**   0.00%**
         Rule 12b-1 distribution plan payments..................    0.25%      1.00%     1.00%
         Other expenses (after expense reimbursements)..........    0.00%**    0.00%**   0.00%**
                                                                    ----       ----      ----
                 Total fund operating expenses (after fee
                 waivers and expense reimbursements).............   0.25%**    1.00%**   1.00%**"
                                                                    ====       ====      ====

Footnote (1) to the Table of Fees and Expenses on page 4 of the Prospectus is deleted and replaced with the following:

"  **    After fee waivers and expense reimbursements.  If management fees were not being waived, management fees for all classes of the Fund would be 0.60%. If other expenses were not being reimbursed, other expenses for all classes of the Fund would be 0.15%. If management fees were not being waived and other expenses were not being reimbursed, total fund operating expenses would be 1.00% for Class A shares and 1.75% for Class B and Class C shares."

The information regarding examples set forth under the heading "Table of Fees and Expenses--Examples" (other than the last two paragraphs) is revised to read as follows:

         "EXAMPLES. You would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (1) a 5% annual return and
(2) redemption at the end of each time period:

         1 Year............................................................ $50
         3 Years........................................................... $55

         The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months from the date such shares were purchased.

         You would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

         1 Year............................................................ $60
         3 Years........................................................... $62
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         You would pay the following expenses on the same $1,000 investment in
Class B shares, assuming no redemption at the end of each time period:

         1 Year............................................................ $10
         3 Years........................................................... $32

         You would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

         1 Year............................................................ $20
         3 Years........................................................... $32

         You would pay the following expenses on the same $1,000 investment in Class C shares, assuming no redemption at the end of each time period:

         1 Year............................................................$10
         3 Years...........................................................$32"

The information set forth under the heading "Management--Fee Waivers" on page 9 of the Prospectus is revised to read in its entirety as follows:

         "FEE WAIVERS. In order to increase the yield to investors, AIM or its affiliates may from time to time voluntarily waive or reduce advisory or distribution fees, while retaining the ability to be reimbursed for such fees prior to the end of each fiscal year. Fee waivers or reductions, other than those which may be set forth in the Advisory Agreement, may be rescinded at any time without notice to investors; provided, however, that the Board of Directors of the Company will be notified of the discontinuance of each fee waiver or reduction. AIM is currently voluntarily waiving all of the 0.60% management fee payable by the Fund, and reimbursing all operating expenses of the Fund, other than the 0.25% distribution plan payments by the Class A shares and the 1.00% distribution plan payments by the Class B and Class C shares of the Fund. This voluntary fee waiver and expense reimbursement will continue in effect through March 31, 1998, and AIM may in its discretion continue such fee waiver and/or expense reimbursement for future periods."